UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2019

Progenics Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, 47th Floor, New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 975-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0013	PGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.            Submission of Matters to a Vote of Security Holders.

Progenics Pharmaceuticals, Inc. (the “Company”) held its 2019 annual meeting of shareholders (the “Annual Meeting”) on July 11, 2019. Set forth below are the preliminary voting results as provided by First Coast Results, Inc., the independent Inspector of Election for the Annual Meeting (the “Inspector of Election”), for the proposals considered and voted upon at the Annual Meeting. Because of the contested nature of the Annual Meeting, there were no broker non-votes on any proposal submitted to a vote at the Annual Meeting. The results are preliminary and are subject to change based on certification of the final voting results by the Inspector of Election. The Company will file an amendment to this Current Report on Form 8-K to disclose the final, certified voting results after receiving such results from the Inspector of Election.

Proposal 1:     Election of Directors.

Nominees	Votes For	Votes Against	Abstentions
Peter J. Crowley	22,840,259	42,226,653	675,192
Mark R. Baker	36,974,667	20,865,674	7,901,763
Bradley L. Campbell	49,788,644	1,628,563	14,324,897
Karen J. Ferrante	49,841,525	5,765,245	10,135,334
Michael D. Kishbauch	22,847,869	42,164,606	729,629
David A. Scheinberg	49,847,264	5,869,998	10,024,842
Nicole S. Williams	49,664,498	5,963,635	10,113,971

In accordance with the Company’s bylaws, Mr. Crowley and Mr. Kishbauch each submitted a contingent resignation on July 11, 2019, which will become effective only if the certification of the votes of the Annual Meeting confirms that they did not receive a majority of the votes cast and the Board of Directors (the “Board”) accepts the resignation.  As required under the Company’s bylaws, the Nominating and Corporate Governance Committee is considering these matters and will recommend to the Board the action to be taken with respect to the tendered contingent resignations.  The Board will determine whether to accept such resignations, or what other action should be taken, in accordance with the Company’s bylaws.

Proposal 2:     Ratification of Selection of Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstentions
62,025,907	1,215,364	2,500,833

Proposal 3:     Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstentions
35,960,251	28,424,309	1,357,544

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

By:	/s/ Mark R. Baker
Mark R. Baker
Chief Executive Officer
(Principal Executive Officer)

Date: July 17, 2019